UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

FG NEXUS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6408 Bannington Road Charlotte, NC	28226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 994-8279

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGNX	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGNXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 17, 2025, FG Nexus Inc. (the “Company”) attempted to hold the annual meeting of its stockholders (the “Annual Meeting”) pursuant to the proxy statement, dated October 31, 2025 (the “Proxy Statement”). The Annual Meeting was not called to order due to the failure of a quorum of stockholders to be present at the Annual Meeting. The Chairman of the Annual Meeting adjourned the Annual Meeting to 10:00 a.m. Eastern Time on Monday, December 19, 2025 (the “Adjourned Meeting”). On December 19, 2025, the Company attempted to hold the Adjourned Meeting pursuant to the Proxy Statement, however the Adjourned Meeting was not called to order due to the failure of a quorum of stockholders to be present at the Adjourned Meeting. The Chairman of the Adjourned Meeting adjourned the Annual Meeting to 11:00 a.m. Eastern Time on Tuesday, December 30, 2025 (the “2nd Adjourned Meeting”).

On December 30, 2025, the Company held the 2nd Adjourned Meeting. On October 22, 2025, the record date for the Annual Meeting, there were 42,215,225 shares of common stock of the Company entitled to be voted at the Annual Meeting, among which 21,670,231 shares of common stock of the Company or 51.33% were represented in person or by proxy at the Annual Meeting. Accordingly, a quorum was present and the Annual Meeting was called to order. Below are the results of the Annual Meeting.

1.	Election of Directors

To elect to the Board of Directors the nine director nominees identified in the accompanying Proxy Statement, each to serve for a term as described in the Proxy Statement.

Approval of the Election of Directors required the affirmative vote of at least a plurality of the Company’s outstanding common shares. The director nominees received the following votes:

D. Kyle Cerminara

FOR	WITHHELD	Broker Non-Votes
18,531,512	127,219	3,011,500

Richard E. Govignon, Jr.

FOR	WITHHELD	Broker Non-Votes
18,057,965	600,766	3,011,500

Rita Hayes

FOR	WITHHELD	Broker Non-Votes
18,055,929	602,802	3,011,500

2

Michael C. Mitchell

FOR	WITHHELD	Broker Non-Votes
18,068,165	590,566	3,011,500

Robert J. Roschman

FOR	WITHHELD	Broker Non-Votes
18,066,165	592,566	3,011,500

Ndamukong Suh

FOR	WITHHELD	Broker Non-Votes
18,521,481	137,250	3,011,500

Jose Vargas

FOR	WITHHELD	Broker Non-Votes
18,527,973	130,758	3,011,500

Maja Vujinovic

FOR	WITHHELD	Broker Non-Votes
18,527,493	131,238	3,011,500

Scott D. Wollney

FOR	WITHHELD	Broker Non-Votes
18,522,254	136,477	3,011,500

Each of the nominated directors was elected.

2.	Auditor Proposal

For Proposal two — regarding the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm — as a result of the shift to the Company’s go-forward digital asset strategy, on December 10, 2025 the Company engaged BPM LLP as its independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2025. As a result, Proposal two was not presented or voted on at the Annual Meeting, and any votes cast on Proposal two were disregarded.

3.	Executive Compensation

Stockholders approved a non-binding advisory resolution to approve the compensation of our named executive officers proposal (the “Executive Compensation Proposal”). Approval of the Executive Compensation Proposal required approval by the affirmative votes of a majority of the votes present at the Annual Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
17,594,033	193,773	870,925	3,011,500

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG NEXUS INC

Date: December 31, 2025	By:	/s/ Mark D. Roberson
	Name:	Mark D. Roberson
	Title:	Chief Financial Officer

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